UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) October 12, 2006
CepTor Corporation

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

001-32496	11-2897392

(Commission File Number)	(IRS Employer Identification No.)

200 International Circle, Suite 5100 Hunt Valley, Maryland	21030-1350

(Address of Principal Executive Offices)	(Zip Code)
(410) 527-9998

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On October 12, 2006, CepTor Corporation (the “Company”) issued a press release disclosing that the results of testing Neurodur in the Experimental Autoimmune Encephalomyelitis (EAE) mouse model (the standard animal model used in multiple sclerosis (MS) testing) were published in the Journal of Neuroimmunology and that the data indicated that the reduction of clinical symptoms of MS in EAE mice treated with oral Neurodur were statistically significant.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEPTOR CORPORATION
Date: October 12, 2006	By:	/s/ William H. Pursley
William H. Pursley
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release